SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 11, 1998

                             ISOLYSER COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
                 (State or Other Jurisdiction of Incorporation)

       0-24866                                           58-1746149
(Commission File Number)                    (I.R.S. Employer Identification No.)

650 Engineering Drive, Norcross, Georgia                                30092
(Address of Principal Executive Offices                               (Zip Code)

                                 (770) 582-6363
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On August 11, 1998, Isolyser Company, Inc. ("Isolyser"), together with certain of its wholly-owned subsidiaries (collectively, the "Company"), disposed of (1) its Arden and Charlotte, North Carolina OREX manufacturing facilities,
(2) the industrial division of White Knight Healthcare, Inc., (3) substantially all of the assets of SafeWaste Corporation, and (4) certain PVA fiber. These assets were purchased by Thantex Holdings, Inc. or certain of its affiliates. Neither Thantex Holdings, Inc. nor any of the affiliated purchaser entities were or are "affiliates" of Isolyser within the meanings of the Securities Act of 1933, as amended. In connection with such disposition of assets, Isolyser also contracted to sell its Abbeville, South Carolina OREX manufacturing facility and subsequently consummated such sale on October 14, 1998. The purchase price payable for the assets, exclusive of the Abbeville plant, was $13.4 million, and the purchase price for the Abbeville plant was $8.0 million. In connection with the sale of the Arden plant and Abbeville plant, the Company also received 20% of the shares of the corporation which acquired such plants.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     1)   Financial Statements of Businesses Acquired:

          Not  applicable.

          (b)  Pro Forma Financial Information:

               The following unaudited pro forma financial information included on pages PF-1 to PF-5 are filed as part of this current report:

               Item

               Introduction                                                 PF-1

               Unaudited Pro Forma Condensed Consolidated Balance Sheet
                    as of June 30, 1998                                     PF-2

               Unaudited Pro Forma Condensed Consolidated Statement of
                    Operations for the Year Ended December 31, 1997         PF-3

                Unaudited Pro Forma Condensed Consolidated Statement of
                    Operations for the Six Months Ended June 30, 1998       PF-4
                                                                           -----

          (c)  Exhibits:

               2.1* Asset  Purchase  Agreement  dated August 11,  1998,  between
                    White Knight Healthcare, Inc. and Thantex Holdings, Inc.

               2.2* Asset  Purchase  Agreement  dated August 11,  1998,  between
                    SafeWaste Corporation and SafeWaste, Inc.

               2.3* Arden  Plant  Agreement  dated  August  11,  1998,   between
                    Isolyser Company, Inc., Thantex Holdings, Inc. and Thantex Specialties, Inc.

               2.4* Barmag  Agreement  dated August 11, 1998,  between  Isolyser
                    Company, Inc. and Thantex Holdings, Inc.

               2.5* PVA  Agreement  dated  August  11,  1998,  between  Isolyser
                    Company, Inc. and Thantex Holdings, Inc.

               2.6* Abbeville  Plant  Agreement  dated August 11, 1998,  between
                    Isolyser  Company,  Inc.,  Thantex  Specialties,   Inc.  and
                    Thantex Holdings, Inc.

----------------------------

*All exhibits were previously filed as a part of the Current Report on Form 8-K filed with the SEC on August 24, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be duly signed on its behalf by the undersigned hereunto duly authorized.


                            ISOLYSER COMPANY, INC.



                            By:      /s/  Peter A. Schmitt
                                     Peter A. Schmitt, Executive Vice President
                                     and Chief Financial Officer

Dated:  October 23, 1998

         PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



     The following unaudited pro forma condensed consolidated balance sheet of the Company as of June 30, 1998 gives effect to the disposition by the Company of (1) its Arden and Charlotte, North Carolina OREX manufacturing facilities,
(2) the industrial division of White Knight Healthcare, Inc., (3) substantially all of the assets of SafeWaste Corporation, (4) certain PVA fiber and (5) its Abbeville, South Carolina OREX manufacturing facility (collectively, the
"Divestitures") as if such Divestitures had occurred on June 30, 1998. The following unaudited pro forma condensed consolidated statements of operations of the Company for the year ended December 31, 1997, and the six months ended June 30, 1998, gives effect to the Divestitures as if such Divestitures had occurred on January 1, 1997. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company and the related notes thereto appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and quarterly report on Form 10-Q for the period ended June 30, 1998 previously filed with the Securities and Exchange Commission. Certain prior period amounts set forth in the pro forma combined financial information has been adjusted for comparative purposes. The pro forma financial information is not necessarily indicative of the results that would have been reported had such divestitures occurred at the dates specified, nor is it necessarily indicative of future results.

                             ISOLYSER COMPANY, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                     ASSETS                                ACTUAL               PRO FORMA         PRO FORMA JUNE 30,
                                                       JUNE 30, 1998           ADJUSTMENTS               1998
                                                     -------------------    ------------------    --------------------
Current assets
     Cash and cash equivalents                     $           7,923                    -       $             7,923
     Accounts receivable, net                                 16,010                    -                    16,010
     Inventories, net                                         27,311                    -                    27,311
     Prepaid expenses and other assets                         1,435                    -                     1,435
     Net assets held for sale                                 31,015      $       (22,573)(1)                 8,442
                                                     -------------------    ------------------    --------------------
         Total current assets                                 83,694              (22,573)                   61,121
                                                     -------------------    ------------------    --------------------

Property and equipment                                        31,538                    -                    31,538
     Less accumulated depreciation                           (12,588)                   -                   (12,588)
                                                     -------------------    ------------------    --------------------
         Property and equipment net                           18,950                    -                    18,950
                                                     -------------------    ------------------    --------------------
Intangibles and other assets, net                             30,562                3,319(2)                 33,881
                                                     ===================    ==================    ====================
                                                   $         133,206      $       (19,254)      $           113,952
                                                     ===================    ==================    ====================
       LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
     Current portion of long term debt             $           2,715                    -       $             2,715
     Accounts payable                                          7,424                    -                     7,424
     Bank overdraft                                              282                    -                       282
     Accrued expenses                                          4,333                    -                     4,333
                                                     -------------------    ------------------    --------------------
         Total current liabilities                            14,754                    -                    14,754
                                                     -------------------    ------------------    --------------------

Long term debt                                                42,107      $       (21,452)(3)                20,655
     Other liabilities                                           262                2,198(4)                  2,460
                                                     -------------------    ------------------    --------------------
         Total liabilities                                    57,123              (19,254)                   37,869
                                                     -------------------    ------------------    --------------------

Shareholders' equity
     Common stock                                                 40                    -                        40
     Additional paid-in capital                              203,165                    -                    203165
     Accumulative Deficit                                   (126,291)                   -                  (126,291)
     Cumulative translation adjustment                           (97)                   -                       (97)
     Unearned shares restricted to employee stock
         ownership plan                                         (300)                   -                      (300)
                                                     -------------------    ------------------    --------------------
                                                              76,517                                         76,517
Treasury shares, at cost                                        (434)                   -                      (434)
                                                     -------------------    ------------------    --------------------
     Total shareholders' equity                               76,083                    -                    76,083
                                                     -------------------    ------------------    --------------------
                                                   $         133,206      $       (19,254)      $           113,952
                                                     ===================    ==================    ====================


                             ISOLYSER COMPANY, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                            ACTUAL                 PRO FORMA                 PRO FORMA
                                                          YEAR ENDED            ADJUSTMENTS (5)              YEAR ENDED
                                                      DECEMBER 31, 1997                                  DECEMBER 31, 1997
                                                    ---------------------    --------------------    -------------------------

Net sales                                         $         159,939        $        16,911         $           143,028
Cost of goods sold                                          142,093                 21,493                     120,600
                                                    ---------------------    --------------------    -------------------------
     Gross profit (loss)                                     17,846                 (4,582)                     22,428

Operating expenses:
     Selling & marketing                                     26,505                  2,031                      24,474
     General & administrative                                16,917                    929                      15,988
     Research & development                                   2,601                      -                       2,601
     Impairment loss                                         57,310                 33,253                      24,057
     Amortization of intangibles                              3,847                    361                       3,486
                                                    ---------------------    --------------------    -------------------------
         Total operating expenses                           107,180                 36,574                      70,606
                                                    ---------------------    --------------------    -------------------------
Loss from operations                                        (89,334)               (41,156)                    (48,178)
Interest income                                                 555                      6                         550
Interest expense                                             (3,926)                (2,297)(6)                  (1,629)
Loss in joint venture                                           (44)                   (44)                          -
                                                    ---------------------    --------------------    -------------------------
Loss before income tax provision and cumulative             (92,749)               (43,492)                    (49,257)
effect of change in accounting principle
                                                                354                      -                         354
Income tax provision
                                                    ---------------------    --------------------    -------------------------
                                                  $         (93,103)               (43,492)        $           (49,611)
Loss before cumulative effect of change in
accounting principle
                                                    ---------------------    --------------------    -------------------------
                                                  $            (800)       $             -         $              (800)
Cumulative effect of change in accounting
principle
                                                    ---------------------    --------------------    -------------------------

Net loss                                          $         (93,903)       $       (43,492)        $           (50,411)
                                                    ---------------------    --------------------    -------------------------

Net loss per common share-Basic and Diluted       $          (2.37)        $        (1.11)         $             (1.26)
                                                    =====================    ====================    =========================
Weighted average number of common shares                     39,273                 39,273                      39,273
outstanding
                                                    =====================    ====================    =========================

                             ISOLYSER COMPANY, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                            ACTUAL                PRO FORMA                  PRO FORMA
                                                       SIX MONTHS ENDED        ADJUSTMENTS (5)            SIX MONTHS ENDED
                                                        JUNE 30, 1998                                      JUNE 30, 1998

Net sales                                         $          80,104        $         8,731         $            71,373
Cost of goods sold                                           60,720                  7,952                      52,768
                                                    ---------------------    --------------------    -------------------------
     Gross profit                                            19,384                    779                      18,605

Operating expenses:
     Selling & marketing                                     12,409                    890                      11,519
     General & administrative                                 7,418                    548                       6,870
     Research & development                                   1,803                      -                       1,803
     Impairment loss                                          5,300                  5,300                           -
     Amortization of intangibles                              1,048                      5                       1,043
                                                    ---------------------    --------------------    -------------------------
         Total operating expenses                            27,978                  6,743                      21,235
                                                    ---------------------    --------------------    -------------------------
Loss from operations                                         (8,594)                (5,964)                     (2,630)
Interest income                                                 171                      2                         169
Interest expense                                             (1,971)                (1,250)(6)                    (721)
Gain in joint venture                                            13                     13                           -
                                                    ---------------------                         -- -------------------------
                                                                             --------------------
Loss before income tax expense                              (10,381)                (7,199)                     (3,182))
                                                                166                      -                         166
Income tax expense
                                                                             --------------------    -------------------------
                                                    ---------------------
                                                  $         (10,547)       $        (7,199)        $            (3,348)
Net loss
                                                    =====================    ====================    =========================
                                                  $              (0.26)    $            (0.18)     $                (0.08)
Net loss per common share-Basic and Diluted
                                                    =====================    ====================    =========================
Weighted average number of common shares
outstanding                                                  39,824                 39,824                      39,824
                                                    =====================    ====================    =========================



         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


(1)  To eliminate assets acquired by Thantex Holdings, Inc. or its affiliates.

(2) To record the value of the Company's 20% interest in the company formed to own and operate the Arden, North Carolina and Abbeville, South Carolina manufacturing facilities. Such amount has been determined by reference to the Company's preliminary estimate of the underlying equity value, and is subject to revision upon the Company's finalizing such value.

(3) Assumes the net proceeds from the Divestitures were used to repay outstanding borrowings under the Company's credit agreement.

(4) To record the liability created by the PVA fiber sale agreement accounted for as product financing arrangement under FASB Statement 49.

(5)  To eliminate operating results of the disposed assets.

(6) Reflects a reduction of interest expense as a result of the repayment of outstanding borrowings under the Company credit agreement.